SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: April 14, 2005
                        (Date of earliest event reported)


                          Nu Horizons Electronics Corp
  ______________________________________________________________________________
             (Exact name of registrant as specified in its charter)


    Delaware                      001-08798                        11-2621097
  ______________________________________________________________________________
  (State or other                (Commission                     (IRS Employer
  jurisdiction of                File Number)                    Identification
  incorporation)                                                     Number)


  70 Maxess Road, Melville, New York                                  11747
  ______________________________________________________________________________
 (Address of principal executive offices)                           (Zip Code)


                                 (631) 396-5000
  ______________________________________________________________________________
               (Registrant's telephone number including area code)


                                       N/A

  ______________________________________________________________________________
         (Former name or former address, if changed since last report)



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Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance Sheet Arrangement of a Registrant.

As previously reported, on September 30, 2004, the Registrant entered into a secured revolving credit agreement ("Credit Agreement") with eight banks which provides for maximum borrowings of $100,000,000. On April 14, 2005, the Registrant borrowed an additional amount under such Credit Agreement such that outstanding borrowings under the Credit Agreement are currently $51.1 million. The Registrant may borrow, repay and reborrow amounts under the Credit Agreement.









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


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Nu Horizons Electronics Corp.


                                          By: /s/Paul Durando
                                             --------------------------
                                               Paul Durando
                                               Vice President - Finance


Date:  April 14, 2005













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